Exhibit 10.13

                        EQUITABLE RESOURCES, INC.

              NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN


Section 1. Purpose
   1.01 The purpose of the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan (the "Plan") is to assist Equitable Resources, Inc. (together with any successor thereto, the "Company") in attracting and retaining the services of non-employee directors who exhibit a high degree of business responsibility, personal integrity and professionalism.

Section 2. Definitions; Construction

    2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

      2.01.1 "Award" means any Option or Restricted Stock granted under the Plan.

      2.01.2 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

      2.01.3  "Board" means the Company's Board of Directors.

      2.01.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder.

      2.01.5 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section
   3.01 hereof.

      2.01.6 "Common Stock" means the shares of the common stock, without par value, and such other securities of the Company as may be substituted for Shares pursuant to
   Section 8.01 hereof.

      2.01.7 "Disability" means that a Participant is disabled within the meaning of Section 422 (c) (6) of the Code.

      2.01.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.01.9 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the shares are listed on the New York Stock Exchange, the highest and lowest sales prices per share as quoted in the NYSE-Composite Transactions listing for such date, (b) if the shares not listed on such exchange, the highest and lowest sales prices per share for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the shares are listed, or (c) if the shares are not listed on any such exchange, the highest and lowest sales prices per share for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the shares shall be the mean between the bona fide bid and asked prices per share as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2.01.9. If the Fair Market Value of shares on the date as of which Fair Market Value is to be determined cannot be determined on the basis previously set forth in this Section 2.01.9, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other
   than a restriction which, by its    terms, will never
   lapse.

      2.01.10 "Option" means a right, granted under Section
   6.04 hereof, to purchase Shares at a specified price during specified time periods as provided in Section 6.03. Each Option shall be a nonstatutory stock option, which is an Option not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      2.01.11 "Participant" means at any time any person who is a member of the Board, but who is not at the time a full-time employee of the Company or any Subsidiary nor has been a full-time employee during the preceding 12-month period. The term "Participant" does not include advisory, emeritus or honorary directors.

      2.01.12 "Person" shall have the meaning assigned in the Exchange Act.

      2.01.13  "Restricted Stock" means Shares, granted under
   Section 6.04 hereof, that are subject to restrictions as provided in Section 6.02.

      2.01.14 "Retirement" means that a Participant ceases to be a member of the Board for any reason on or after reaching the age of fifty-eight (58) years with at least sixty (60) months of service as a Director. Service shall include the time a Director was an employee Director.

      2.01.15   "Rule 16b-3" means Rule 16b-3 under the
   Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

      2.01.16    "Shares" means the common stock of the
   Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to
   Section 8.01 hereof

      2.01.17 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

   Definitions of the terms "Change of Control," "Change of
Control Price," "Potential Change of Control...... Related
Party," "Voting Securities or Security" and "Beneficial
Ownership" are set forth in Section 9.03 hereof

   2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

      2.02.1 The word "or" is disjunctive but not necessarily exclusive.

      2.02.2 Words in the singular include the plural;
   words in the plural include the singular, words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

Section 3. Administration

   3.01 The Plan shall be administered by the Committee, members of which receive no additional compensation for such administrative service. All Awards will be automatic and nondiscretionary pursuant to the terms of the Plan. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

      (i) to interpret and administer the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

      (ii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

      (iii) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award granted under the Plan; and

      (iv) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

   Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Participants, any Person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information famished to him by any officer, manager or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretion s granted by the Plan to the Committee shall likewise be exercisable at any time by the Board.

   Notwithstanding the above or any provisions of the Plan to the contrary, (1) the selection of Participants to whom Awards are to be granted, the number of shares subject to any Award, the exercise price of any Option, the periods during which any Option may be exercised, the term of any Option, the minimum restrictions to which Restricted Stock shall be subject and the duration of such restrictions shall be as hereinafter provided, and the Committee shall have no discretion as to such matters and (2) in no event shall the Committee or the Board have any power of authority which would cause the Plan to fail to be a plan described in Rule 16b-3 (c) (2) (ii).

Section 4. Shares Subject to the Plan

     4.01 The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 8.01 of the Plan, shall be 80,000.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award. If any Award is forfeited, or an Option otherwise terminates without being exercised in full, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for Awards under the Plan; provided, however, that forfeited Shares of Restricted Stock may not again be made available to the extent the Participant received dividends or other benefits of ownership (not including voting rights) prior to such forfeiture. The payment of the exercise price of an Option in Shares shall not increase the number of Shares available under the Plan.

     Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

Section 5. Eligibility

      5.01 Awards shall be granted only to Participants as defined in Section 2.01.1 1.

Section 6. Specific Terms of Awards

   6.01 General Awards shall be granted only as set forth in this Section 6. Awards shall be granted for no consideration other than prior and future services.

   6.02 Terms of Restricted Stock. Restricted Stock shall be granted to Participants on the following terms and conditions:

      (i) Restriction Period. Shares of Restricted Stock shall be subject to the restrictions provided in this
   Section 6.02 during the period (the "Restriction Period") commencing on the date of grant and ending six months after the date of approval of the Plan by the shareholders of the Company as provided in Section 12.01.

      (ii) Restrictions. During the Restriction Period, Shares of Restricted Stock may not be sold, assigned, transferred or encumbered by the Participant, and certificates for such Shares shall be deposited with the Company in escrow. Subject to the foregoing restrictions, from the date of grant of Restricted Stock, and unless and until such Shares are deemed forfeited to the Company as provided herein, the Participant shall be a shareholder with respect to the Restricted Stock, and shall have all of the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares, except that any dividend or distribution payable during the Restriction Period in Common Stock shall be added to the Restricted Stock awarded and held by the Company in escrow subject to the same restrictions.

      (iii) Forfeiture of restricted Stock. If during the Restriction Period a Participant shall cease to be a member of the Board for any reason other than death or Disability on or after the date of shareholder approval of the Plan, the Shares of Restricted Stock granted to the Participant shall be deemed forfeited to the Company.

      (iv) Lapse of Restrictions. The restrictions on Shares of Restricted Stock provided herein shall lapse upon the earlier of (1) expiration of the Restriction Period or (2) the death or Disability of the Participant while a member of the Board during the Restriction Period and on or after the date of shareholder approval of the Plan. As promptly as practicable following the lapse of the restrictions, certificates for such Shares shall be delivered to the Participant or his estate or beneficiary.

   6.03 Terms of Options. The Options shall be granted to Participants on the following terms and conditions:

      (i) Exercise Price. The exercise price per Share of an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option.

      (ii) Option Term. The term of each Option shall be five (5) years from the date of grant, provided however, that the Option shall expire upon the Participant's termination of service as a director of the Company for any reason other than Retirement, Disability or death.

      (iii) Exercisability. The Option shall become exercisable upon the expiration of three years from the date of grant or, if earlier, upon the Participant's termination of service as a director of the Company by reason of Retirement, Disability or death.

      (iv) Methods of Exercise. The exercise price of any Option may be paid in cash or Shares, or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash and (2) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. Delivery of Shares in payment of the exercise price of an Option may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

   6.04   Grant of Awards.  Subject to Section 12.01 hereof-.

      6.04.1 Initial Restricted Stock Grants. Upon the effectiveness of a Registration Statement with respect to such shares under the Securities Act of 1933 and the furnishing to such Participants of an appropriate prospectus with respect thereto, each Person who is then a Participant shall automatically be granted 450 Shares of Restricted Stock.

      6.04.2 Initial Option Grants.  On the first day of
   June (or if not a day on which the New York Stock Exchange is open for trading, then on the first such trading day thereafter) in each year during the term of the Plan, any Person who is then a Participant and who has not previously been granted Restricted Stock under Section 6.04.1 or an Option under this Section 6.04.2 shall automatically be granted an Option for 2,500 Shares, which shall be in addition to the Option granted to the Participant on such date under Section 6.04.3.

      6.04.3 Annual Option Grants.  On the first day of
   June (or if not a day on which the New York Stock Exchange is open for trading, then on the first such trading day thereafter) in each year during the term of the Plan, each Person who is then a Participant shall automatically be granted an Option for 500 Shares.

      6.04.4 Allocation of shore. If on any date on which Awards would otherwise be granted under this Section 6.04 the number of Shares remaining available under Section 4.01 is not sufficient for each Participant otherwise entitled to the grant of an Award to be granted an Award for the full number of Shares provided in this Section 6.04, then each such Participant shall automatically be granted an Award for the number of whole Shares (if any) equal to (a) the number of Shares then remaining available under the Plan, multiplied by (b) a fraction of which (1) the numerator is the number of Shares for which such Participant would otherwise be granted an Award on such date and (2) the denominator is the number of Shares for which all Participants would otherwise be granted Awards on such date, with any fractional shares being disregarded.

      6.04.5 Nature of Award Grants; Award Agreements. The grant of the Awards provided for in this Section 6.04 shall be automatic and not subject to the discretion of the Committee or any other Person. However, the Committee may condition the right of Participant to be granted an Award upon the execution and delivery by the Participant of an Award Agreement setting forth the terms and conditions of the Award as provided herein and such other terms, conditions and restrictions, not inconsistent with the provisions of the Plan, as the Committee in its discretion may determine.

Section 7. General Terms of Awards

   7.01 Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

      7.01.1 Six-Month Limitations on Sales. Except in the case of death, Shares underlying any Award granted under the Plan may not be sold for at least six months after the later of (1) the date of approval of the Plan by the shareholders of the Company as provided in Section 12.01 and (2) the date of grant of the Award; provided, that these limitations shall not apply to the extent such limitations are not at the time required for the grant of the Award to continue to qualify for the exemption provided by Rule 16b-3. Certificates issued for Shares subject to limitations under this Section 7.01.1 may be made subject to stop-transfer orders and/or legended as provided in
   Section 7.04.

      7.01.2 Nontransferability. Options shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by such Participant or his guardian or legal representative; provided, that these restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-
   3. Notwithstanding the preceding sentence and notwithstanding the restrictions on transfer of Restricted Stock, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death of the Participant.

   7.02 Limits on Transfer of Awards,- Beneficiaries. No right or interest of a Participant in any Option or Restricted Stock shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

   7.03 Registration and Listing Compliance. No Shares shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any National securities exchange, and no Award shall confer upon any Participant rights to such delivery or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such delivery or distribution.

   7.04 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any National securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares.

Section 8. Adjustment Provisions

   8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Options; and (iii) the exercise price of outstanding Options.

Section 9. Change of Control Provisions

   9.01    Acceleration of Exercisability and Lapse of
Restrictions; Automatic Cash-Out of Awards. In the event of a Change of Control, the following acceleration and cash-out provisions shall apply:

      (i) All outstanding Options shall become fully exercisable, and all restrictions (other than those contained in Section 7.01.1) on outstanding Restricted
   Stock shall immediately lapse.

      (ii) All outstanding Awards not subject to limitations under Section 7.01.1 shall be automatically surrendered, and the Participants shall receive, in full satisfaction therefor, cash payments equal to the Change of Control Price of the Shares subject to the Award, reduced in the case of Options by the exercise price thereof In no event will an Award be automatically surrendered or a Participant have the right to receive cash under this Section 9.01 (ii) with respect to an Award (a) if at least six months shall not have elapsed from the date on which the Participant was granted the Award (or, if later, from the date of shareholder approval of the Plan)before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3(c)(1) or Rule 16b-3(e)) or
   (b) if the Participant is subject to Section 16 of the Exchange Act and had the power to control the occurrence or timing of the Change of Control such that the surrender and right to receive cash under this Section 9.01 (ii) would fail to be exempt pursuant to Rule 16b-3(e).

      (iii) In the event that any Award is subject to limitations under Section 7.01.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.01.1 have expired; provided, however, that this Section 9.01
   (iii) shall not apply if its application would cause the surrender of the Award and the receipt of cash under
   Section 9.01 (ii) to fail to be exempt pursuant to Rule
   16b3 (e).

      (iv) In the discretion of the Committee, the Committee may permit any Participant not subject to Section 16 of the Exchange Act on the date of a Change of Control to elect, in such manner and at such time or times or within such periods as the Committee may determine (whether before or after a Change of Control), and subject to such other terms, conditions or restrictions, if any, as the Committee may determine to impose, not to surrender for cash pursuant to Section 9.01 (ii) all or any portion of any Award held by the Participant; provided, however, that such election may not be made available if to do so would cause the grant of the Award to fail to qualify for the exemption provided by Rule 16b3 (c) (2) (ii).

   9.02 Creation and Funding of Trust. Upon the occurrence of a Potential Change of Control, the Company shall deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the Fair Market Value of the Shares subject to the Awards outstanding at that date, reduced in the case of Options by the aggregate exercise price thereof The trust shall be a grantor trust which shall preserve the "unfunded" status of Awards under the Plan. Subsequent to a Potential Change of Control which is no longer continuing and prior to a Change of Control and termination of the trust, upon the request of the Company, the trustee shall deliver the monies or other property held in the trust to the Company. In the discretion of the Committee, moneys or other property may also be deposited in the trust created under this Section 9.02 for the benefit of participants in any other compensation or benefit plan, program, contract or arrangement of the Company or any Subsidiary.

   9.03   Definition of Certain Terms.  For purposes of this
Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

      9.03.1 "Change of Control" means and shall be deemed to have occurred if (i) any Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer or otherwise, Beneficial Ownership of any Voting Securities which, when combined with other Voting Securities then Beneficially Owned by such Person, represent twenty percent (20%) or more of the total voting power of all the then outstanding Voting Securities; or
   (ii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or
   (iii) the Company is a party to a merger, consolidation, share exchange, recapitalization or reorganization of the Company or an acquisition of securities or assets by the Company, other than any such transaction (a) which would result in the Voting Securities outstanding immediately prior thereto continuing to represent either by remaining outstanding or by being converted into Voting Securities of the surviving or acquiring entity, at least fifty percent (50%) of the total voting power represented by the Voting Securities of such surviving or acquiring entity outstanding immediately after such transaction and (b) in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered other than through the exercise of dissenters' rights; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company; or (v) the Company shall sell or otherwise dispose of, other than to a Related Party, in a single or a series of related transactions otherwise than in the ordinary course of business, assets of the Company and/or stock or assets of any Subsidiary, having a book value equal to 50% or more of the consolidated total assets of the Company, in each case measured as the date of the most recent quarterly or annual balance sheet of the Company required to be included or incorporated by reference in any proxy or information statement of the Company famished to the shareholders of the Company in connection with such transaction, or if no such proxy or information statement is famished to shareholders or no such balance sheet is required to be included or incorporated by reference therein, as of the date of the most recent quarterly or annual balance sheet of the Company required to be filed with the Securities and Exchange Commission prior to the date of any such transaction;

      9.03.2 "Change of Control Price" means, with respect to a Share, the higher of (i) the highest reported sales price of Shares on the New York Stock Exchange's consolidated transaction reporting system (or if the Common Stock is not then listed on such Exchange, on or on any composite index including the principal United States securities exchange on which the Common Stock is then listed, or if none, on NASDAQ or any similar system then in use, and in the absence of any such reported sales prices, the highest publicly reported bid price for Shares) during the 30 calendar days preceding the date of a Change of Control or (ii) the highest price paid or offered in a transaction which either (a) results in a Change of Control or (b) would be consummated but for another transaction which results in a Change of Control and, if it were consummated, would result in a Change of Control. With respect to clause (ii) in the preceding sentence, the "price paid or offered" will be equal to the sum of (a) the face amount of any portion of the consideration consisting of cash or cash equivalents and (b) the fair market value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Committee.

      9.03.3 "Potential Change of Control" means and shall be deemed to have arisen if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of the Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-I under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or any assets of the Company or a Subsidiary; or (v) the Board or a committee thereof adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (a) with respect to an agreement within the purview of clause (i) of the preceding sentence, until the agreement is canceled or terminated; or (b) with respect to an announcement within the purview of clause (ii) of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of 12 calendar months; or (c) with respect to the filing of a Schedule 13D within the purview of clause (iii) of the preceding sentence, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (d) with respect to the filing of a notification and report form within the purview of clause (iv) of the preceding sentence with respect to Voting Securities or assets, until the person publicly abandons the transaction which was the subject of such filing or fails to act thereon for a period of 12 calendar months or, in the case of a filing with respect to Voting Securities, until the Person involved (1) publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or (2) following completion of such transaction disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (e)until a Change of Control has occurred if the majority of the Continuing Directors, on reasonable belief after due investigation, adopts a resolution that either
   (1) the Potential Change of Control has ceased to exist or
   (2) the Potential Change of Control is believed to be not reasonably likely to result in a Change of Control.

      9.03.4 "Related Party" means (i) a Subsidiary; or
   (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary; or (iii) a Company owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

      9.03.5 "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

      9.03.6 "Beneficial Ownership" shall be determined in accordance with Regulation 13D-G under the Exchange Act, as in effect on the effective date of the Plan.

Section 10.  Amendments to and Termination of the Plan

   10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation, or if the Board determines that obtaining such shareholder approval is for any reason advisable; provided, however, that (1) except as provided in Section 7.01, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him and (2) no provision of the Plan referred to in Rule 16b-3 (c) (2) (ii) (A) may be amended more than once every six months other than to comport with changes in the Code or the rules thereunder.

Section 11.  General Provisions

   11.01  No Shareholder Rights.  No Option shall confer on any
Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Option.

   11.02 No Right to Directorship. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove directors.

   11.03 Unfunded Status of Awards,-Creation of Trusts. The Plan is intended to constitute an unfunded" plan for incentive compensation. With respect to any Shares not yet issued to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that, in addition to the requirements of Section 9.02, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver Shares pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

   11.04 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. To the extent consistent with the Plan, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time the Award is granted.

   11.05 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.


   11.06 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable federal law.

   11.07 Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

Section 12.  Effective Date and Term of the Plan

   12.01 The effective date and date of adoption of the Plan shall be January 21, 1994, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at a duly held meeting of shareholders of the Company held on or prior to December 31, 1994. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option granted under the Plan may be exercised, and no certificates for Shares of Restricted Stock may be delivered, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Options granted under the Plan shall automatically be deemed void and of no effect, and all Shares of Restricted Stock granted under the Plan shall be deemed forfeited to the Company. No Award may be granted under the Plan subsequent to June 2, 1998.